UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2011

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33291 (Commission File Number)	33-0830300 (I.R.S. Employer Identification No.)

10110 Sorrento Valley Road, Suite C San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 909-0736

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2011, we and Francois-Xavier Frapaise, M.D., our Chief Scientific Officer and Senior Vice President, reached a mutual agreement that Dr. Frapaise would cease employment with us effective immediately.  On January 20, 2011, Dr. Frapaise entered into a separation agreement with us entitling him to receive severance benefits generally consistent with our Amended and Restated Severance Benefit Plan, which will include nine months of salary continuation, as well as an additional cash payment equal to 100% of his target bonus under our 2010 Incentive Compensation Plan and reimbursement for certain expenses.  In exchange for the benefits provided in the separation agreement, Dr. Frapaise has agreed to provide us with a general release of claims.

Item 8.01               Other Events.

On January 24, 2011, we announced that the U.S. Food and Drug Administration, or FDA, has accepted for filing and designated for priority review our new drug application, or NDA, for fidaxomicin.  The FDA also assigned a Prescription Drug User Fee Act, or PDUFA, goal date of May 30, 2011 for its review of the NDA.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about any severance benefits that Dr. Frapaise may receive under our Amended and Restated Severance Benefit Plan, the separation agreement or otherwise and statements about the FDA’s review of our fidaxomicin NDA. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, any further discussions we may have with Dr. Frapaise regarding his severance benefits and terms of his separation and whether the FDA’s review of our fidaxomicin NDA proceeds on the timeline communicated to us. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

Dated: January 24, 2011	By:	/s/ John D. Prunty
John D. Prunty Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)